Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management, L.P.

Address of Joint Filer:	767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13, 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Dinan Management, L.L.C.

Address of Joint Filer:	c/o York Capital Management L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

Dinan Management, L.L.C.

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Multi-Strategy Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Multi-Strategy Master Fund, L.P.
By: Dinan Management, its general partner

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Fund, L.P.
By: York Credit Opportunities Domestic Holdings, LLC, its general partner

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Investments Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Investments Master Fund, L.P.
By: York Credit Opportunities Domestic Holdings, LLC, its general partner

/s/ Richard Swanson

Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Domestic Holdings, LLC

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Domestic Holdings, LLC

/s/ Richard Swanson

Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York European Distressed Credit Fund II, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York European Distressed Credit Fund II, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York European Distressed Credit Holdings II, LLC

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York European Distressed Credit Holdings II, LLC

/s/ Richard Swanson
Name:	Richard Swanson
Title:	General Counsel

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Matthew Bonanno

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ Matthew Bonanno
Name:	Matthew Bonanno

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	David Magid

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director
Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ David Magid
Name:	David Magid

August 13 , 2018

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	August 9, 2018

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos
Name:	William Vrattos

August 13 , 2018

Date